UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

VALICERT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31109	94-3297861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1215 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 567-5400

Not Applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

In accordance with guidance from the Securities and Exchange Commission (the “SEC”) in Release numbers 33-8216 and 34-47583, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the SEC made by Valicert, Inc. (“Valicert”) whether before or after the date hereof, regardless of any general incorporation language in such filing.

On April 21, 2003, Valicert issued a press release (the “Press Release”) announcing the Company’s financial results for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Valicert provides pro forma net loss and pro forma net loss per share measures in the press release as additional information relating to its operating results. Valicert’s management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from pro forma measures used by other companies. The calculation of pro forma net loss and pro forma net loss per share have been adjusted to exclude the effects of stock compensation expenses, amortization of intangibles, restructuring and impairment charges and costs associated with Valicert’s pending merger with Tumbleweed Communications. In addition, pro forma share information assumes the exercise of stock options and warrants under the treasury stock method.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the market’s acceptance of the Company’s products, the Company’s products and development efforts, continued success of certain strategies, and the significance of specific relationships to the Company’s future success. These and other risks related to Valicert are detailed in Valicert’s most recent annual report on Form 10-K for the year ended December 31, 2002, as filed with the SEC on March 17, 2003. Valicert does not undertake an obligation to update forward-looking statements.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 21, 2003 regarding financial information for Valicert for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALICERT, INC.

Date: April 21, 2003	By:	/s/ TIMOTHY CONLEY
Timothy Conley Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 21, 2003 regarding financial information for Valicert for the quarter ended March 31, 2003 and forward-looking statements relating to fiscal 2003.